UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2006

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway,
Suite 500
Dallas, Texas 75248

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Second Amendment to Second Amended and Restated Deferred Compensation Plan

On December 14, 2006 the Board of Directors of Lone Star Technologies, Inc. (the “Company”) approved the Second Amendment (the “Amendment”) to the Second Amended and Restated Deferred Compensation Plan (the “Plan”).

In general, the Amendment made the following changes to the Plan:

1.             The Company will be secondarily responsible for the payment of any post-2006 deferrals and credits (other than post-2006 income credits with respect to pre-2007 account balances) if such amounts are not paid by the operating subsidiary employing such Plan participant.

2.             Participants’ account balances will be distributed in lump sum cash payments in the event of a change in ownership or control of the Company or a change in the ownership of a substantial portion of its assets, in each case within the meaning of Section 409A of the Internal Revenue Code of 1986 (the “Code”).

3.             Certain technical changes were made to the withdrawal and distribution provisions of the Plan consistent with Section 409A of the Code.

The foregoing summary is qualified in its entirety by the Amendment, which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Second Amended and Restated Financing Agreement

On December 14, 2006 the Company and substantially all of its domestic subsidiaries entered into the Second Amended and Restated Financing Agreement (the “Credit Agreement”) with The CIT Group/Business Credit, Inc., as Agent, Wells Fargo Foothill, LLC., LaSalle Bank National Association and Wachovia Bank, National Association, each of which was an existing lender, and JPMorgan Chase Bank, N.A., a new lender.  The Credit Agreement provides for a total revolving credit commitment of $225,000,000 (subject to increase to $250,000,000 upon the addition of another lender at the option of the Company) and is secured by substantially all of the Company’s and its domestic subsidiaries’ assets other than real estate.  The Company has no borrowings under the Credit Agreement, although letters of credit totaling approximately $1,800,000 were outstanding as of September 30, 2006.

The foregoing summary is qualified in its entirety by the Credit Agreement, which is attached to this Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 14, 2006 the Board of Directors of the Company amended the Code of Ethics for Senior Officers (formerly the Code of Ethics for Senior Financial Officers) to encompass the President and Chief Operating Officer and the Vice President, General Counsel and Secretary as well as the Chairman and Chief Executive Officer, the Vice President and Chief Financial Officer and the Controller, who were previously covered by the code.

The foregoing summary is qualified in its entirety by the Code of Ethics for Senior Officers, which is attached to this Form 8-K as Exhibit 14.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired.

Not applicable.

(b)      Pro Forma Financial Information.

Not applicable.

(c)      Shell Company Transactions.

Not applicable.

(d)      Exhibits.

Exhibit Number	Exhibit Title
10.1	Second Amendment to the Second Amended and Restated Deferred Compensation Plan
10.2	Second Amended and Restated Financing Agreement
14.1	Code of Ethics for Senior Officers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

	By:	/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary

Date:	December 15, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Second Amendment to the Second Amended and Restated Deferred Compensation Plan
10.2	Second Amended and Restated Financing Agreement
14.1	Code of Ethics for Senior Officers